SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                        PennFed Financial Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                               September 24, 2004

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of PennFed Financial Services, Inc., we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The Meeting will be held at 10:00 a.m., local time, on Wednesday, October 27, 2004, at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey.

      An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of the Company's independent auditors. In addition, the Meeting will include management's report to you on the Company's fiscal 2004 financial and operating performance.

      We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. If your shares are held through a bank or broker, check your proxy card to see if you can also vote by telephone or via the internet. Voting as early as possible will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

      Your Board of Directors and management are committed to the continued success of PennFed Financial Services, Inc., and the enhancement of your investment. As President, I want to express my appreciation for your confidence and support.

                                                        Very truly yours,

                                                        /s/ Joseph L. LaMonica

                                                        Joseph L. LaMonica
                                                        President and Chief
                                                         Executive Officer

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 27, 2004

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of PennFed Financial Services, Inc. (the "Company") will be held at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey, at 10:00 a.m., local time, on Wednesday, October 27, 2004.

      A proxy card and a proxy statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

            1.    the election of two directors of the Company;

            2. the ratification of the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending June 30, 2005;

and such other matters as may properly come before the Meeting, or any adjournments or postponements thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned or postponed. Stockholders of record at the close of business on September 3, 2004 are the stockholders entitled to vote at the Meeting and any adjournments or postponements thereof.

      You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. If you hold your shares through a bank or broker, check your proxy card to see whether you can also vote by telephone or via the internet. Your proxy will not be used if you attend and vote at the Meeting in person.

                                             By Order of the Board of Directors

                                             /s/ William C. Anderson

                                             William C. Anderson
                                             Chairman of the Board

West Orange, New Jersey
September 24, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                        PENNFED FINANCIAL SERVICES, INC.
                              622 Eagle Rock Avenue
                       West Orange, New Jersey 07052-2989
                                 (973) 669-7366

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 27, 2004

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of PennFed Financial Services, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey, on Wednesday, October 27, 2004, at 10:00 a.m., local time, and all adjournments or postponements of the Meeting. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are first being mailed to stockholders on or about September 24, 2004. Certain of the information provided in this Proxy Statement relates to Penn Federal Savings Bank ("Penn Federal" or the "Bank"), a wholly owned subsidiary of the Company.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending June 30, 2005.

Vote Required and Proxy Information

      All shares of the Company's common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the election of the nominees named in this Proxy Statement and for the ratification of the appointment of KPMG LLP. The Company does not know of any matters, other than as described in the Notice of Annual Meeting of Stockholders, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the Board of Directors, as proxy for the stockholder, will have the discretion to vote on such matters in accordance with its best judgment.

      Directors will be elected by a plurality of the votes cast. The ratification of the appointment of KPMG LLP as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter. In the election of directors, stockholders may either vote "FOR" both nominees for election or withhold their votes from either nominee or both nominees for election. Votes that are withheld and shares held by a broker, as nominee, that are not voted (so-called "broker non-votes") in the election of directors will not be included in determining the number of votes cast. On the proposal to ratify the appointment of the independent auditors, stockholders may vote "FOR," "AGAINST" or "ABSTAIN" with respect to this proposal. Abstentions will have the same effect as votes against this proposal and broker non-votes will have no effect on this proposal. The holders of at least one-third of the outstanding shares of the common stock, present in person or represented by proxy, will constitute a quorum for purposes of the Meeting. Proxies marked to abstain, votes withheld (in the election of directors) and broker non-votes will be counted for purposes of determining a quorum.

      A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by stockholders of record by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989. A person holding shares through a bank, broker or other nominee must follow the instructions of the bank, broker or other nominee in order to revoke a proxy.

Voting Securities and Certain Holders Thereof

      Stockholders of record as of the close of business on September 3, 2004 will be entitled to one vote for each share then held. As of that date, the Company had 6,912,500 shares of common stock issued and outstanding. The following table sets forth, as of September 3, 2004, information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's common stock; (ii) each of the executive officers of the Company and the Bank who do not beneficially own more than five percent of the common stock but who are named in the "Summary Compensation Table" below; and (iii) all directors and executive officers of the Company and the Bank as a group. For information regarding the beneficial ownership of common stock by directors of the Company, see "Proposal I. Election of Directors--General."

                                                            Shares           Percent
                                                         Beneficially          of
          Beneficial Owner                                  Owned             Class
----------------------------------------                 ------------        -------
PennFed Financial Services, Inc.                          861,915(1)          12.47%
Employee Stock Ownership Plan
622 Eagle Rock Avenue
West Orange, New Jersey 07052-2989

Private Capital Management, L.P.                          680,450(2)           9.84%
Bruce S. Sherman
Gregg J. Powers
8889 Pelican Bay Boulevard
Naples, Florida 34108

Tontine Partners, L.P.                                    539,000(3)           7.80%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue
3rd Floor
Greenwich, Connecticut 06830

John Hancock Financial Services, Inc.                     370,500(4)           5.36%
John Hancock Life Insurance Company and
John Hancock Subsidiaries LLC
P.O. Box 111
Boston, Massachusetts 02117

              and

The Berkeley Financial Group and
John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199

William C. Anderson                                       384,381(5)           5.38%
Chairman of the Board of Directors

                                                            Shares           Percent
                                                         Beneficially          of
          Beneficial Owner                                  Owned             Class
----------------------------------------                 ------------        -------
Joseph L. LaMonica                                        446,832(6)           6.36%
President and Chief
Executive Officer

Patrick D. McTernan                                       139,966(6)           2.02%
Senior Executive Vice President,
General Counsel and Secretary

Jeffrey J. Carfora                                         82,070(6)           1.18%
Senior Executive Vice President and
Chief Operating Officer

Claire M. Chadwick                                         28,739(6)           0.42%
Executive Vice President and
Chief Financial Officer

Maria F. Magurno                                           19,911(6)           0.29%
Executive Vice President and
Residential Lending Group Executive of the Bank

Directors and executive officers                        1,474,988(7)          19.94%
of the Company and the Bank
as a group (10 persons)

                                footnotes follow

----------
(1) The amount reported represents shares held by the PennFed Financial Services, Inc. Employee Stock Ownership Plan (the "ESOP"), all of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to their accounts.

(2) As reported by Private Capital Management, L.P. ("PCM"), Bruce S. Sherman and Gregg J. Powers in an amendment to a Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on March 10, 2004. Mr. Sherman is the Chief Executive Officer of PCM and Mr. Gregg is the President of PCM. With respect to the 680,450 shares listed, PCM and Mr. Gregg each reported shared voting and dispositive powers over 658,150 shares, and Mr. Sherman reported sole voting and dispositive powers over 22,300 shares and shared voting and dispositive powers over 658,150 shares.

(3) As reported by Tontine Partners, L.P. ("TP"), Tontine Financial Partners, L.P. ("TF"), Tontine Management, L.L.C. ("TM"), Tontine Overseas Associates, L.L.C. ("TO") and Jeffrey L. Gendell in an amendment to a
      Schedule 13G filed with the SEC on February 10, 2004. TM is general partner of TF and TP and Mr. Gendell serves as the managing member of TM and TO. With respect to the 539,000 shares listed, TP reported shared voting and dispositive powers over 80,840 shares, TF reported shared voting and dispositive powers over 375,800 shares, TM reported shared voting and dispositive powers over 456,640 shares, TO reported shared voting and dispositive powers over 82,360 shares and Mr. Gendell reported shared voting and dispositive powers over all 539,000 shares.

(4) As reported by John Hancock Financial Services, Inc. ("JHFS"), JHFS's wholly-owned subsidiary, John Hancock Life Insurance Company ("JHLIC"), JHLIC's wholly-owned subsidiary, John Hancock Subsidiaries, LLC ("JHS"), JHS's wholly-owned subsidiary, The Berkeley Financial Group ("TBFG"), and TBFG's wholly-owned subsidiary, John Hancock Advisers, Inc., ("JHA") in an amendment to a Schedule 13G filed with the SEC on February 4, 2002. JHFS, JHLIC, JHS, and TBFG reported indirect beneficial ownership of these shares. JHA reported sole voting and dispositive powers as to all of such shares.

(5) Includes 228,570 shares which Mr. Anderson has the right to acquire pursuant to stock options that are currently exercisable.

(6) Includes shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the officers' families, by trusts of which the officer is a trustee or substantial beneficiary, with respect to which the officer may be deemed to have sole or shared voting and/or dispositive powers. Also includes 110,520, 27,084, 18,084, 11,000 and 10,000 shares which Mr.
      LaMonica, Mr. McTernan, Mr. Carfora, Ms. Chadwick and Ms. Magurno, respectively, have the right to acquire pursuant to stock options that are currently exercisable, and 26,980, 26,980, 23,107, 14,194 and 9,605 shares allocated to the ESOP accounts of Mr. LaMonica, Mr. McTernan, Mr. Carfora, Ms. Chadwick and Ms. Magurno, respectively.

(7) This amount includes shares held directly, shares allocated to the accounts of executive officers under the ESOP, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain of the group members' families, by certain related entities or by trusts of which the group member is a trustee or substantial beneficiary, with respect to which shares the group member may be deemed to have sole or shared voting and/or dispositive powers. This amount also includes an aggregate of 483,242 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are currently exercisable, and excludes 15,000 shares of which Amadeu L. Carvalho, a director of the Company, disclaims beneficial ownership.

                        PROPOSAL I. ELECTION OF DIRECTORS

General

      The Company's Board of Directors consists of six members, each of whom is also a director of the Bank. Each of the current directors of the Company has served in such capacity since the Company's formation in March 1994. The Board is divided into three classes, each of which contains one-third of the Board. One-third of the directors are elected annually. Directors of the Company are generally elected to serve for three-year terms or until their respective successors are elected and qualified.

      The following table sets forth certain information, as of September 3, 2004, regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors, acting on the recommendations of the Nominating Committee, approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as may be determined by the Board of Directors. At this time, the Board of Directors knows of no reason why either nominee may be unable to serve, if elected. Except as disclosed in this Proxy Statement, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

                                                                                              Shares of
                                                                                             Common Stock     Percent
                                             Position(s) Held       Director    Term to      Beneficially        of
        Name                      Age         in the Company        Since(1)    Expire         Owned(2)        Class
---------------------            -----       ----------------       --------    -------      ------------     -------
                                                       NOMINEES

William C. Anderson               56    Chairman of the Board         1979       2007          384,381         5.38%

Amadeu L. Carvalho                75    Director                      1990       2007           68,131(3)      0.98%

                                            DIRECTORS CONTINUING IN OFFICE

Patrick D. McTernan               52    Director, Senior Executive    1989       2005          139,966         2.02%
                                        Vice President, General
                                        Counsel and Secretary

Marvin D. Schoonover              54    Director                      1990       2005           66,340         0.96%

Joseph L. LaMonica                54    Director, President and       1987       2006          446,832         6.36%
                                        Chief Executive Officer

Mario Teixeira, Jr.               68    Director                      1971       2006          167,885         2.42%

----------
(1) Includes service as a director of the Bank prior to the formation of the Company.
(2) Amounts include shares held directly, as well as shares held jointly with family members, in retirement accounts, in a fiduciary capacity, by certain members of the directors' families, by certain related entities or by trusts of which the director is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or dispositive powers. Amounts also include 228,570, 20,000, 27,084, 20,000, 110,520 and 19,900 shares which Messrs.
      Anderson, Carvalho, McTernan, Schoonover, LaMonica and Teixeira, respectively, have the right to acquire pursuant to stock options that are currently exercisable. With respect to Messrs. McTernan and LaMonica, amounts also include 26,980 shares which have been allocated to each of their respective accounts under the ESOP.
(3) Amount excludes 15,000 shares of which Mr. Carvalho disclaims beneficial ownership.

      The principal occupation of each director of the Company and each of the nominees for director is set forth below. All directors and nominees have held their present principal occupation for at least five years unless otherwise indicated.

      William C. Anderson--Mr. Anderson has been Chairman of the Board of the Company since its formation in March 1994 and Chairman of the Board of Penn Federal since 1988. Mr. Anderson is also the Chairman of the Board and President of John Young Company, Inc., a real estate agency located in Caldwell, New Jersey.

      Amadeu L. Carvalho--Mr. Carvalho, retired Controller of the Singer Company, currently is in private accounting practice in Elizabeth, New Jersey. His practice includes tax services and business and strategic planning for small and medium size companies.

      Patrick D. McTernan--Mr. McTernan has been General Counsel and Secretary of the Company since its formation in March 1994. He joined Penn Federal in 1989 as Senior Vice President and General Counsel, and was named Senior Executive Vice President in 1999. Mr. McTernan is a member of the New Jersey State Bar Association and the Legal Committee of the New Jersey League of Community Bankers.

      Marvin D. Schoonover--Mr. Schoonover is a Senior Account Executive with the EMAR Group, Inc., an insurance agency located in Livingston, New Jersey, and is responsible for the marketing, sales and servicing of commercial property and casualty insurance. Mr. Schoonover first joined the EMAR Group, Inc. in 1980.

      Joseph L. LaMonica--Mr. LaMonica has been President and Chief Executive Officer of the Company since its formation in March 1994, and of Penn Federal since 1988. Mr. LaMonica has served Penn Federal in various capacities since joining the Bank in 1980. He also is a member of and serves as a director to many charitable and philanthropic organizations.

      Mario Teixeira, Jr.--Mr. Teixeira has been a licensed funeral director since 1961. He is owner and President of the Buyus Funeral Home in Newark and owns the Bernauer Funeral Home and the Rucki Funeral Home, both located in Newark, as well as the Shaw-Buyus Home for Services, located in Kearny, New Jersey.

Director Independence

      The Company's Board of Directors has determined that Directors Anderson, Carvalho, Teixeira and Schoonover are "independent directors," as that term is defined in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. (the "NASD"). These directors constitute a majority of the Board.

Meetings and Committees of the Board of Directors

      Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 2004, the Board of Directors met 20 times. During fiscal 2004, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Board of Directors of the Company has standing Executive, Audit, Nominating and Compensation Committees.

      The Executive Committee is comprised of all members of the Board. The Executive Committee meets on an as needed basis and exercises the power of the Board of Directors between Board meetings, to the extent permitted by law. This Committee did not meet during fiscal 2004.

      The Audit Committee is comprised of Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee functions under a written charter adopted by the Company's Board of Directors, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee is appointed by the Company's Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of the Company's consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the independent auditors' qualifications and independence, the annual independent audit of the Company's consolidated financial statements, the performance of the Company's internal audit function and independent auditors and any other areas of potential financial risks to the Company specified by its Board of Directors. The Audit Committee also is responsible for hiring, retaining and terminating the Company's independent auditors. The Audit Committee met six times in fiscal 2004. For additional information on the Company's Audit Committee, see "Audit Committee Matters" below.

      During fiscal 2004, the full Board of Directors acted as a nominating committee for the selection of nominees for election as directors and met one time for this purpose. In July 2004, the Board of Directors appointed a separate Nominating Committee, comprised of Directors Anderson, Carvalho, Schoonover and Teixeira, each of whom is an "independent director," as that term is defined in the NASD Marketplace rules. The Nominating Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors. Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee. The nominees for election at the Meeting identified in this Proxy Statement were recommended to the Board by the newly appointed Nominating Committee.

      The Nominating Committee operates under a formal written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix B, under which the Nominating Committee has the following responsibilities:

      (i) recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;

      (ii) recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable organizations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole;

      (iii) review nominations submitted by stockholders, which have been addressed to the Company's Secretary, and which comply with the requirements of the Company's charter and bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations;

      (iv) annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and

      (v) perform any other duties or responsibilities expressly delegated to the Committee by the Board.

      Pursuant to the Company's bylaws, nominations for directors by stockholders must be made in writing and delivered to the Secretary of the Company no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date. If, however, less than 100 days' notice of the date of the meeting is given or made to stockholders by public notice or mail, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company's bylaws.

      The Compensation Committee is comprised of Directors Carvalho (Chairman) and Teixeira. The Compensation Committee discharges the Board of Directors' responsibilities relating to the compensation of the Company's executive officers and other key management personnel, and makes recommendations to the Board regarding director compensation. This Committee also is responsible for administering the Company's 1994 Stock Option and Incentive Plan (the "Stock Option Plan"). This Committee acts as the compensation committee for the Company and the Bank. This Committee met one time during the fiscal year ended June 30, 2004.

      Meetings and Committees of the Bank. The Bank's Board of Directors generally meets twice per month and may have additional special meetings upon the written request of the Chairman of the Board, the President or at least three directors. The Bank's Board of Directors met 25 times during the fiscal year ended June 30, 2004. During fiscal 2004, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Audit and Human Resources Committees, as well as other committees which meet periodically. Set forth below is a description of certain committees of the Bank.

      The Audit Committee is responsible for the oversight of the Bank's Internal Audit Department and for the review of the Bank's annual audit report prepared by the Bank's independent auditors. The current members of the committee are Chairman Anderson (Chairman) and Directors Carvalho and Teixeira. The Audit Committee met five times during fiscal 2004.

      The Bank's Human Resources Committee is responsible for the review and approval of the numerous personnel policies of the Bank. This Committee addresses, among other things, the Bank's benefit programs and plans and affirmative action plan. The current members of the Human Resources Committee are Directors Teixeira (Chairman), Schoonover and LaMonica. The Committee met one time during fiscal 2004.

Stockholder Communications with Directors

      Stockholders may communicate directly with the Board of Directors by writing to: Patrick D. McTernan, Secretary, PennFed Financial Services, Inc., 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989.

Board Member Attendance at Annual Stockholder Meetings

      Although the Company does not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. Every director of the Company attended last year's annual meeting of stockholders.

Audit Committee Matters

      Audit Committee Report. The Audit Committee of the Company's Board of Directors has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended June 30, 2004:

      o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2004 audited financial statements;

      o The Audit Committee has discussed with the Company's independent auditors for fiscal 2004, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61;

      o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company) and has discussed with the auditors their independence from the Company; and

      o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2004 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004.

      Submitted by the Audit Committee of the Company's Board of Directors:

                               William C. Anderson
                               Amadeu L. Carvalho
                               Mario Teixeira, Jr.

      Independence of Members and Audit Committee Financial Expert. Each of Messrs. Anderson, Carvalho and Teixeira is "independent," as independence for audit committee members is defined in the NASD Marketplace Rules. The Company's Board of Directors has determined that Director Carvalho is an "audit committee financial expert," as defined in the rules of the Securities and Exchange Commission.

Director Compensation

      Fees. Each director of the Company is also a director of the Bank. For fiscal 2004, each non-employee director, other than the Chairman of the Board, was paid a retainer of $33,000 for service on the Bank's Board of Directors and a retainer of $2,000 for service on the Company's Board of Directors. For the Chairman, these amounts were $75,000 and $10,000, respectively. During fiscal 2004, each non-employee director other than the Chairman also received a fee of $500 for each meeting of the Bank's Board attended and $350 for each meeting of the Company's Board attended. For the Chairman, these fees were $750 and $350, respectively. In addition, during fiscal 2004, each non-employee director received $400 for each Company Board committee meeting attended ($500 for the chairman of each committee) and $5,000 for the payment of an annual life insurance premium ($10,000 for the Chairman of the Board). Each director who is employed by the Company (Messrs. LaMonica and McTernan) was paid a fee of $350 for each meeting of the Company's Board attended during fiscal 2004.

      Director's Retirement Plan. Effective as of March 1, 2003, the Company adopted the PennFed Financial Services, Inc. Director's Retirement Plan (the "Director's Retirement Plan") to provide for retirement benefits to directors selected for participation in the Director's Retirement Plan. The Director's Retirement Plan provides that upon the later of the date of the termination of the participant's service as a director or advisory director and the participant's attainment of age 65, the participant will receive an annual benefit, payable in monthly installments over a ten-year period, equal to 70% of the annual director fees payable by the Company and the Bank to the participant as of the date of the participant's retirement. If a participant's service as a director or advisory director is terminated for cause, no benefits will be paid to him under the Director's Retirement Plan.

      If a participant dies while still providing services as a director or advisory director, no death benefit will be paid for the participant under the Director's Retirement Plan. If a participant dies after he has begun to receive retirement benefits under the Director's Retirement Plan, payment of these benefits will cease following his death.

      A participant becomes fully vested in his Director's Retirement Plan benefits in accordance with the vesting schedule, if any, set forth in his individual plan agreement. The current participants in the Director's Retirement Plan are Directors Anderson and Schoonover, each of whom is fully vested in his retirement benefits under the Director's Retirement Plan. The Director's Retirement Plan is an unfunded plan. The Company has, however, obtained life insurance policies on the lives of participants in the Director's Retirement Plan as a means of offsetting some of the costs of providing the benefits under the Director's Retirement Plan.

      Consulting Agreements. Effective as of March 1, 2003, the Company entered into consulting agreements ("Consulting Agreements") with each of Directors' Carvalho and Teixeira for the purpose of ensuring the retention of the services and expertise of these directors as consultants following the termination of their service as directors. Each Consulting Agreement provides for a term commencing on the date the consultant ceases to be a director for any reason other than death (the "Retirement Date") and ending on the earlier of the date ten years after the Retirement Date or the date the consultant dies. Each Consulting Agreement calls for the consultant to provide expertise and services regarding director matters, matters pertaining to the management and operation of the Company and matters pertaining to publicly traded companies generally as the Company shall reasonably request. During the term of his Consulting Agreement, each consultant will be paid by the Company a monthly amount equal to one-twelfth of 70% of the annual director fees that the consultant was receiving from the Company and the Bank when he ceased providing services as a director of the Company and the Bank.

Executive Compensation

      The following table sets forth information regarding compensation paid to the Company's Chief Executive Officer and to the four highest earning other executive officers of the Company and the Bank, based on salary and bonus for fiscal 2004 (the "Named Officers").


                                               SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------
                                                                           Long-Term Compensation
                                                                          ------------------------
                           Annual Compensation                                     Awards
-----------------------------------------------------------------------   ------------------------
                                                                          Restricted    Securities
                                                                            Stock       Underlying      All Other
                                                  Salary          Bonus    Award(s)      Options       Compensation
    Name and Principal Position       Year          ($)            ($)       ($)           (#)             ($)
--------------------------------------------------------------------------------------------------------------------
Joseph L. LaMonica,                   2004       $494,828      $     ---      ---          ---         $156,592 (1)
President and Chief                   2003        450,000        187,500      ---          ---          122,557
 Executive Officer                    2002        425,000        125,000      ---          ---          113,429

Patrick D. McTernan,                  2004       $225,421      $     ---      ---          ---         $137,026 (1)
Senior Executive Vice                 2003        205,000         75,000      ---          ---          105,275
 President, General Counsel and       2002        205,000         65,000      ---          ---           94,340
 Secretary

Jeffrey J. Carfora,                   2004       $205,000      $     ---      ---          ---         $114,733 (1)
Senior Executive Vice President       2003        205,000         75,000      ---          ---           87,451
 and Chief Operating Officer          2002        171,250         65,000      ---          ---           75,867

Claire M. Chadwick,                   2004       $137,500      $     ---      ---          ---         $ 84,223 (1)
Executive Vice President              2003        127,404         37,500      ---          ---           72,095
 and Chief Financial Officer          2002        106,298         25,000      ---          ---           53,156

Maria F. Magurno,                     2004       $135,000      $  10,000      ---          ---         $ 79,543 (1)
Executive Vice President              2003        118,414         20,000      ---          ---           54,726
 and Residential Lending              2002        103,221         22,500      ---          ---           46,562
 Group Executive

(1) Includes imputed income under the group term life insurance plan, income attributable under whole-life insurance policy, imputed income under life insurance policy obtained to provide additional death benefit under Supplemental Executive Retirement Plan, employer contributions to Penn Federal's 401(k) Plan, ESOP allocations, and fees for attending meetings of the Company's Board of Directors, respectively, as follows: Mr. LaMonica - $2,263, $32,894, $1,604, $3,250, $109,831 and $6,750; Mr.
      McTernan - $1,242, $15,192, $1,263, $3,098, $109,831 and $6,400; Mr.
      Carfora - $909, $0, $767, $2,200, $108,457 and $2,400; Ms. Chadwick -
      $425, $0, $647, $2,627, $77,724 and $2,800; and Ms. Magurno - $940, $0,
      $0, $0, $78,603 and $0.

      The following table sets forth certain information concerning stock option exercises during the last fiscal year and the number and value of stock options held by the Named Officers as of June 30, 2004. No stock options were granted to the Named Officers in fiscal 2004.


                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
---------------------------------------------------------------------------------------------------------------------
                               Shares                          Number of Securities          Value of Unexercised
                              Acquired                        Underlying Unexercised         In-the-Money Options
                                 on                           Options at FY-End (#)             FY-End ($)(1)
                              Exercise       Value         ----------------------------------------------------------
       Name                      (#)       Realized ($)    Exercisable    Unexercisable   Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------------------
Joseph L. LaMonica            147,201      $3,878,144 (2)    187,520           ---         $4,051,184       ---
---------------------------------------------------------------------------------------------------------------------
Patrick D. McTernan            42,350      $  997,951 (2)     69,434           ---         $1,619,910       ---
---------------------------------------------------------------------------------------------------------------------
Jeffrey J. Carfora             17,850      $  473,918 (2)     18,084           ---         $  291,088       ---
---------------------------------------------------------------------------------------------------------------------
Claire M. Chadwick                ---             ---         11,000           ---         $  178,233       ---
---------------------------------------------------------------------------------------------------------------------
Maria F. Magurno                  ---             ---         10,000           ---         $  162,200       ---
---------------------------------------------------------------------------------------------------------------------

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the in-the-money options based on the closing price of the common stock on the Nasdaq National Market on June 30, 2004 ($33.22). An option is in-the-money if the exercise price of the option is less than the market value of the common stock.

(2) Represents the difference between the market value of the shares acquired upon exercise at the time of exercise (the average of the high and low per share prices of the common stock on the Nasdaq National Market on the date of exercise) and the exercise price ($5.25 per share).

Employment Agreements

      On November 28, 2000, the Company entered into new employment agreements with Mr. LaMonica, Mr. McTernan and Mr. Carfora, replacing the existing employment agreements between Penn Federal and these officers. Effective as of August 12, 2003, the Company entered into an employment agreement with Ms. Chadwick, and on September 14, 2004 (but effective as of November 28, 2004), the Company entered into an employment agreement with Ms. Magurno. Each agreement is for a five-year term and provides for extensions of one year, in addition to the then-remaining term under the agreement, on each November 28th (beginning November 28, 2005, in the case of Ms. Magurno's agreement), as long as (1) the Company has not notified the officer at least 90 days in advance that the term will not be extended further and (2) the officer has not received an unsatisfactory performance review by the Board of Directors of the Company or the Bank. Each agreement provides for an annual base salary not less than the officer's current salary, discretionary and performance-based bonuses and participation in benefit plans and the receipt of fringe benefits to the same extent as the other executive officers of the Company and the Bank.

      Each agreement provides that if the officer's employment is involuntarily terminated, then during the lesser period (referred to below as the "applicable payout period") of the remaining term of the agreement or three years after the date of termination, he or she will be entitled to receive (1) on a monthly basis, 1/12th of his or her annual salary and 1/12th of the average annual amount of cash bonus and cash incentive compensation for the two full fiscal years preceding the date of termination, subject to reduction by the amount of the officer's earned income during the applicable payout period; (2) substantially the same life and disability insurance coverage and health and dental benefits as he or she would have received if he or she had remained employed, subject to reduction to the extent the officer receives equivalent or better benefits from another employer; and (3) if the involuntary termination occurs within the six months preceding, at the time of, or within 24 months after a change in control of the Company, an amount in cash equal to 299% of the officer's "base amount" (as defined in Section 280G of the Internal Revenue Code). The term "involuntary termination" is defined as termination of the officer's employment by the Company or the Bank (other than for cause, or due to death, disability or specified violations of law) without the officer's consent or by the officer following a material reduction of or interference with his or her duties, responsibilities or benefits without his or her consent.

      Each agreement provides that to the extent the officer receives any amounts or benefits that will constitute "excess parachute payments" under
Section 280G of the Internal Revenue Code and subject him or her to excise tax under Section 4999 of the Internal Revenue Code, he or she will be paid an additional amount that will offset the effect of any such excise tax. Each agreement also provides that to the extent the officer's total compensation for any taxable year exceeds the greater of $1,000,000 or the maximum amount of compensation deductible by the Company under Section 162(m) of the Internal Revenue Code (the greater of these two amounts referred to below as the "maximum allowable amount"), the excess amount must be deferred, with interest at 8% per annum compounded annually, to a taxable year in which the amount to be paid to the officer in that year (including deferred amounts and interest) does not exceed the maximum allowable amount.

Supplemental Executive Retirement Plan

      Effective as of March 1, 2003, the Bank adopted the Penn Federal Savings Bank Supplemental Executive Retirement Plan (the "SERP") to provide for supplemental retirement benefits to a select group of senior officers. The SERP provides that upon the later of the date of the termination of the participant's employment or the participant's attainment of age 65, the participant will receive an annual benefit, payable in monthly installments over a 15-year period, equal to 70% of the average of the participant's aggregate cash compensation (including pre-tax deferrals but excluding bonuses) during the two Company fiscal years in the five fiscal year period immediately prior to the termination of the participant's employment which results in the largest total amount of cash compensation. The maximum annual benefit may not exceed $300,000. A participant may elect to receive a discounted early retirement benefit under the SERP beginning on the later of the date of the termination of the participant's employment or the participant's attainment of age 55. A participant whose employment is terminated for cause will not receive any benefits under the SERP.

      If a participant dies before receiving any retirement benefits under the SERP, his or her designated beneficiary will receive a discounted lump sum payment of the participant's retirement benefits. If a participant dies after he or she has begun to receive retirement benefits under the SERP, the remaining payments will continue to be made to the participant's designated beneficiary for the rest of the payout period. In addition to the death benefit described in the two preceding sentences, a participant's beneficiary will receive a lump sum death benefit of $600,000.

      A participant becomes fully vested in his or her SERP benefits after ten years of service (with credit for years of service prior to the adoption of the SERP). Following a change in control of the Company, the Company will be required to pay to the participant a discounted lump sum payment of the participant's retirement benefits unless the participant's individual plan agreement provides otherwise (in which case the participant will have the option of receiving the lump sum payment).

      The current participants in the SERP are Mr. LaMonica, Mr. McTernan, Mr. Carfora and Ms. Chadwick, each of whom is fully vested in his or her retirement benefits under the SERP. Based on their cash compensation for the last five fiscal years, the annual normal retirement benefits payable under the SERP to Mr. LaMonica, Mr. McTernan, Mr. Carfora and Ms. Chadwick would be $300,000, $150,647, $143,500 and $92,716, respectively.

      The SERP is an unfunded plan. The Bank has, however, obtained life insurance policies on the lives of participants in the SERP as a means of offsetting the costs of providing the benefits under the SERP.

Supplemental Executive Life Insurance Plan

      Effective March 1, 2003, the Bank adopted the Penn Federal Savings Bank Supplemental Executive Life Insurance Plan (the "Supplemental Life Insurance Plan") to provide supplemental life insurance benefits to a select group of officers who do not participate in the SERP. The Supplemental Life Insurance Plan provides that upon the death of a participant whose employment with the Company after at least ten years of service was terminated for any reason (including the participant's death while employed by the Bank) except cause, the participant's designated beneficiary will receive a lump sum amount equal to the participant's annual salary for the calendar year preceding the calendar year in which the participant's employment was terminated.

      The Supplemental Life Insurance Plan is an unfunded plan. The Bank has, however, obtained life insurance policies on the lives of participants as a means of offsetting the costs of providing the benefits under the Supplemental Life Insurance Plan. Ms. Magurno is the only Named Officer who currently participates in the Supplemental Life Insurance Plan.

Certain Transactions

      The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer or business purposes. All loans by the Bank to its senior officers and directors are subject to regulations of the Office of Thrift Supervision restricting loans and other transactions with affiliated persons of the Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In this regard, all outstanding loans to the Bank's directors and senior officers have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectibility.

Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Company's Board of Directors, which acts as the compensation committee for the Company and the Bank, has furnished the following report on executive compensation:

      The Compensation Committee has responsibility for reviewing the compensation policies and plans for the Company and its affiliates. The policies and plans established are designed to enhance both short-term and long-term operational performance of the Bank and to build stockholder value through anticipated appreciation in the Company's common stock price.

      One of the Committee's primary objectives is to develop and maintain compensation plans which allow the Company to attract and retain quality executives at competitive compensation levels and which enhance stockholder value by aligning closely the financial interests of the executives of the Company and the Bank with those of the Company's stockholders. In determining compensation levels, plans and adjustments, the Committee takes into account, among other things, compensation reviews made by third parties each year. These studies primarily compare the compensation of the Bank's officers to officers of other financial institutions.

      With respect to Mr. LaMonica's base salary for the fiscal year ended June 30, 2004, the Committee took into account a comparison of salaries of chief executive officers of local and regional financial institutions and financial institutions comparable in size to the Bank. Likewise, each executive officer's base salary was determined utilizing financial institution compensation surveys. Mr. LaMonica's base salary for fiscal year 2004 was increased by $45,000 from his base salary for fiscal year 2003 because the Committee determined that Mr. LaMonica was undercompensated when compared to chief executive officers of other institutions with asset size similar to the Bank and because of the Company's numerous achievements during fiscal 2003 attributable to the performance of Mr. LaMonica.

      Effective July 1, 2001, the Company implemented a cash bonus program tied to percentage growth in earnings per share. The plan has two principal components, each providing for bonuses if the Company's earnings per share growth exceeds a minimum threshold. The first component provides for pre-determined bonus amounts payable quarterly to the Company's Chief Executive Officer, General Counsel, Chief Operating Officer and Chief Financial Officer depending on the quarterly increase, if any, in earnings per share on an annualized basis. The second component provides for bonus amounts payable annually to other personnel in the discretion of senior management. For fiscal 2004, the Company's earnings per share growth did not exceed the minimum threshold. Therefore, no cash bonuses for 2004 were paid to Mr. LaMonica, the Company's Chief Executive Officer, Mr. McTernan, the Company's General Counsel, Mr. Carfora, the Company's Chief Operating Officer, or Ms. Chadwick, the Company's Chief Financial Officer. Ms. Magurno was awarded a discretionary bonus under the plan for fiscal 2004 of $10,000.

      The Bank and the Company have also included stock option and restricted stock awards as key elements in their total compensation package. Equity-based compensation provides a long-term alignment of interests and results achieved for stockholders with the compensation rewards provided to executive officers by providing those executives and others on whom the continued success of the Company most depends with a proprietary interest in the Company. All of the Company's and the Bank's executive officers have received awards pursuant to the Company's Stock Option Plan and Management Recognition Plan, and all shares authorized for awards under these plans have been utilized for option and restricted stock grants.

      Through the compensation programs described above, a significant portion of the Company's executive compensation is linked to corporate performance. The Committee will continue to review all elements of compensation to ensure that the compensation objectives and plans meet the Company's business objectives and philosophy of linking executive compensation to stockholder interests in corporate performance as discussed above.

      In 1993, Congress amended the Internal Revenue Code of 1986 to add Section 162(m) to limit the corporate deduction for compensation paid to a corporation's five most highly compensated officers to $1.0 million per executive per year, with certain exemptions. The Committee carefully reviewed the impact of this legislation on the cost of the Company's and the Bank's current executive compensation plans. Under the legislation and regulations adopted thereunder, it is not expected that any portion of the Company's employee compensation will be non-deductible in fiscal 2004 or in future years by reason of compensation paid in fiscal 2004. The Committee intends to review the Company's executive compensation policies on an ongoing basis, and propose appropriate modifications, if the Committee deems them necessary, to these executive compensation plans with a view toward implementing the Company's compensation policies in a manner that avoids or minimizes any disallowance of tax deductions under Section 162(m). In this regard, each of the Company's employment agreements with the Named Officers provides for mandatory deferral of compensation that would otherwise be non-deductible by virtue of the limitations of Section 162(m). See "Employment Agreements."

      The foregoing report is furnished by the Compensation Committee of the Board of Directors:


                                    Amadeu L. Carvalho, Chairman
                                    Mario Teixeira, Jr.

Stock Performance Presentation

      The line graph below compares the cumulative total stockholder return on the Company's common stock to the cumulative total return of a broad index (all Nasdaq U.S. Stocks) and a savings and loan industry index for the period June 30, 1999 through June 30, 2004.

                               [GRAPHIC OMITTED]

                                                                      Period Ending
                                        -----------------------------------------------------------------------
Index                                    06/30/99     06/30/00    06/30/01    06/30/02    06/30/03     06/30/04
---------------------------------------------------------------------------------------------------------------
PennFed Financial Services, Inc.           100.00        90.70      149.86      182.85      184.61       223.86
NASDAQ - Total US                          100.00       147.94       80.83       54.94       61.23        77.62
SNL $1B-$5B Thrift Index                   100.00        81.42      138.87      196.72      231.41       284.66

PROPOSAL II. RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS

      On August 24, 2004, the Company engaged KPMG LLP as its independent auditors for the fiscal year ending June 30, 2005, and chose not to renew the engagement of Deloitte & Touche LLP, the Company's independent auditors for the fiscal year ended June 30, 2004. The decision to change accountants was approved by the Audit Committee of the Company's Board of Directors, which subsequently advised the Board of its decision.

      In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through August 27, 2004, there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through August 27, 2004, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)) with Deloitte & Touche LLP. The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the years ended June 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      The engagement of KPMG LLP as the Company's independent auditors for the 2005 fiscal year is subject to the ratification of the appointment by the Company's stockholders at the Meeting. Representatives of KPMG LLP are expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make statements if they so desire.

      For the fiscal years ended June 30, 2004 and 2003, Deloitte & Touche LLP provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

      (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements, for the review of financial statements included in the Company's Quarterly Reports on Form 10-Q and for a comfort letter issued in connection with a trust preferred securities offering by the Company in fiscal 2003: $226,000 - 2004; $248,500 - 2003.

      (b) Audit Related Fees: Aggregate fees billed for professional services rendered related to audits of employee benefit plans: $16,500 - 2004; $16,500 - 2003.

      (c) Tax Fees: Aggregate fees billed for professional services rendered related to tax return preparation and tax consultations: $21,450 - 2004; $25,625 - 2003.

      (d) All other fees: Aggregate fees billed for all other professional services (consisting of employee benefit plan compliance work):
            $1,680 - 2004; $0 - 2003.

      The Audit Committee preapproves all audit and permissible non-audit services to be provided by the independent auditors and the estimated fees for these services. None of the services provided by Deloitte & Touche LLP described in items (a)-(d) above was approved by the Audit Committee pursuant to a waiver of the pre-approval requirements of the SEC's rules and regulations.

      THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2005.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals intended to be presented at the Company's next annual meeting must be received by its Secretary at the administrative office of the Company, located at 622 Eagle Rock Avenue, West Orange, New Jersey 07052-2989, no later than May 27, 2005 to be eligible for inclusion in the Company's proxy statement and form of proxy for the next annual meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and as with any stockholder proposal (regardless of whether included in the Company's proxy materials), the Company's charter and bylaws and applicable state law.

      To be considered for presentation at the next annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company no later than July 29, 2005, and no earlier than June 29, 2005. If, however, the date of the next annual meeting is before October 7, 2005 or after December 26, 2005, proposals must instead be received by the Company by the later of the 90th day before the date of the next annual meeting or the tenth day following the day on which notice of the date of the next annual meeting is mailed or public announcement of the date of the next annual meeting is first made, and no earlier than the 120th day prior to the date of the next annual meeting. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at the next annual meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next annual meeting.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons owning more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the SEC and to provide the Company with copies of such reports. Based solely upon information provided to the Company by the directors and officers subject to Section 16(a), all Section 16(a) filing requirements applicable to these persons were complied with during fiscal 2004.

                                  OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the Meeting, it is intended that the Board of Directors, as proxy for the stockholder, will act in accordance with its best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telephone without additional compensation.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ William C. Anderson

                                           William C. Anderson
                                           Chairman of the Board

West Orange, New Jersey
September 24, 2004

                                                                      APPENDIX A

                        PENNFED FINANCIAL SERVICES, INC.
                        --------------------------------

                             AUDIT COMMITTEE CHARTER
                             -----------------------

I. Statement of Policy
   -------------------

      The Audit Committee ("Committee") is appointed by the Board of Directors of PennFed Financial Services, Inc. (the "Company") to assist the Board of Directors in fulfilling its oversight responsibility relating to the integrity of the Company's financial statements and the financial reporting processes; the systems of internal accounting and financial controls; compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; the annual independent audit of the Company's financial statements; the performance of the Company's internal audit function and independent auditors; and any other areas specified by the Board of Directors of potential financial risks to the Company. The Committee shall annually prepare a report to shareholders as required by the Securities and Exchange Commission (the "SEC") for inclusion in the Company's annual proxy statement. The Committee is empowered to investigate any matter, with full access to all necessary books, records, facilities and personnel of the Company, and has the authority to retain at the Company's expense legal, accounting or other advisors, consultants or experts as it deems appropriate.

      It is recognized that members of the Committee are not full-time employees of the Company. The Company's management is responsible for preparing the Company's financial statements. The independent auditors are responsible for auditing the Company's annual financial statements and reviewing the Company's quarterly financial statements prior to the filing of the Company's annual and quarterly reports on Forms 10-K and 10-Q with the SEC. It is not the duty or responsibility of the Committee or its members to conduct auditing or accounting reviews or procedures or determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations. These are the responsibilities of management and the independent auditors. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that it receives information from and the accuracy of the financial and other information provided to the Committee by such persons or organizations, absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

II. Committee Composition and Meetings
    ----------------------------------

      The Committee shall be comprised of three or more directors appointed by the Board of Directors, after considering the recommendation of the Nominating Committee, each of whom shall be an independent director qualified to serve on the Committee under applicable law, the rules and regulations of the SEC and the rules of The Nasdaq Stock Market, and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. A chairperson may be designated by the Board of Directors or may be chosen by a majority of the full Committee membership. Each Committee member shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The Company will seek to have at least one member of the Committee who is an "audit committee financial expert," as that term is defined in the SEC's regulations and as the Board of Directors interprets such term in its business judgment. Committee members shall not simultaneously serve on the audit committees of more than two other public companies. The Board of Directors shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

      The Committee shall meet at least quarterly. The Committee chairperson shall prepare and/or approve an agenda in advance of each meeting. If the chairperson is not available for a meeting, the other members of the Committee may appoint a temporary chairperson for such meeting. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee will meet privately in executive session at such times as the Committee may determine, and shall meet with management, the chief internal auditor, the independent auditors, regulatory examiners and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed.

III. Committee Duties, Responsibilities and Processes
     ------------------------------------------------

      The following shall be the principal duties, responsibilities and recurring processes of the Committee in carrying out its oversight role. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board of Directors. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board of Directors. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of its jurisdiction of incorporation.

      As part of its oversight responsibility, the Committee shall:

      Review Procedures
      -----------------

      1. Review and discuss the form of presentation and type of information to be contained in earnings press releases. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

      2. Prior to the filing of quarterly and annual reports on Forms 10-Q and 10-K with the SEC, review and discuss with management and the independent auditors: (i) the Company's quarterly and annual consolidated financial statements; (ii) matters that affect the Company's consolidated financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (iii) the results of the independent auditors' interim reviews, annual audit and report, and any other matters required to be communicated to the Committee by the independent auditors, as well as discussions regarding qualitative judgments of the independent auditors about the appropriateness, not just the acceptability, of the Company's accounting principles, and the clarity of the financial statements; (iv) all critical accounting policies and practices to be used; (v) any matters required to be communicated to the Committee by the independent auditors in accordance with SAS Nos. 61 and 71 or any other SAS; and
            (vi) other material written communications between the independent auditors and management. Prior to the filing of the Company's Annual Report on Form 10-K, recommend to the Board of Directors whether the audited financial statements should be included in the Form 10-K.

      3. Regularly review with the independent auditors any problems or difficulties encountered in the course of the audit work and management's response, including any restrictions on the scope of activities or access to requested information and any significant disagreements with management.

      4. Review: (i) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and any major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of any material control deficiencies; (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and
            (iii) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements. In consultation with management, the independent auditors and the internal auditors, monitor the integrity and effectiveness of the Company's financial reporting processes and systems of internal controls, including reviewing significant financial risk exposures and the steps management has taken to monitor, control and report such exposures; review significant findings relating to the foregoing prepared by the independent auditors or the internal auditors, together with management's responses and follow-up to these reports. Monitor changes to commitment dates for correcting audit findings.

      5. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and for the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Such procedures have been established by the Committee and are set forth in the Company's Code of Conduct.

      Independent Auditors and Other External Services
      ------------------------------------------------

      6. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

      7. Pre-approve the engagement letters and the fees to be paid to the independent auditors. Pre-approve, except as permitted by law, all audit and non-audit services to be provided by the independent auditors and consider the possible effect that these services could have on the independence of such auditors. The Committee may delegate to one or more of its members pre-approval authority of non-audit services in accordance with applicable law, provided that any delegated pre-approvals are reported to the Committee at its next scheduled meeting.

      8. On an annual basis, review and discuss with the independent auditors their qualifications, performance and independence and all significant relationships they have with the Company that could impair the auditors' objectivity and independence and receive the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and the rotation of any other audit partner whose rotation is required by the regulations of the SEC.

      9. Review the audit plan of the independent auditors -- discuss scope, staffing, timing, estimated and actual fees, reliance upon management and internal audit and general audit approach.

      10. Establish clear and appropriate hiring policies for employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

      Internal Audit Function
      -----------------------

      11. Review the budget, program, changes in program, activities, strategies, organizational structure and qualifications of the internal audit function, as needed, it being understood that the internal audit function reports directly to the Committee. Evaluate whether the internal audit function operation and structure permits unrestricted access by internal auditors to records, personnel and physical properties relevant to the performance of its responsibilities and to top management, the Committee, and the Board of Directors. Assess the appropriateness of the resources allocated to internal auditing. Evaluate the effectiveness of the internal audit function.

      12. Review the appointment, performance and replacement of the individual heading the internal audit function. Decisions regarding hiring or termination of this person require endorsement by the Committee. The chairperson of the Committee will also be involved in performance evaluation and compensation decisions related to this person.

      13. Review significant issues presented by the internal audit function together with management's response and follow-up to these reports.

      Other Committee Responsibilities
      --------------------------------

      14. Review and reassess the adequacy of this Charter at least annually, and recommend any proposed changes to the Board of Directors for its approval. Ensure the publication of this Charter in accordance with SEC regulations.

      15. Maintain minutes of meetings and periodically report to the Board of Directors on results of the foregoing activities.

      16. Conduct an appropriate review of and approve all related party transactions on an ongoing basis, as required by the rules of the Nasdaq Stock Market. For these purposes, the term "related party transactions" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

      17. Review with the Company's counsel: (i) any significant legal matter that could have a material impact on the Company's financial statements; (ii) legal compliance matters, including corporate securities trading policies and material notices to or inquiries received from governmental agencies; and (iii) reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

      18. Review disclosures made to the Committee by the Company's CEO and CFO during their certification processes for the Forms 10-K and 10-Q with respect to the financial statements and about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting and any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.

      19. Ensure required certifications are made to Nasdaq: (i) that a formal written charter has been adopted for the Committee and that the Committee has reviewed and reassessed the adequacy of the charter on an annual basis; and (ii) as to the independence of the members of the Committee.

      20. Perform any other activities consistent with this Charter, the Company's Bylaws or governing law as the Committee or the Board of Directors deems necessary or appropriate.

IV.   Funding
      -------

      The Company shall provide the Committee with appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of: (i) compensation to the independent auditors engaged by the Committee; (ii) compensation to any advisors engaged by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

                                                                      APPENDIX B

                        PENNFED FINANCIAL SERVICES, INC.
                        --------------------------------

                          NOMINATING COMMITTEE CHARTER
                          ----------------------------

I.    Statement of Policy
      -------------------

      The Nominating Committee (the "Committee") shall be appointed by the Board of Directors (the "Board") of PennFed Financial Services, Inc. (the "Company") for the purpose of (i) identifying individuals qualified to serve as Board members, consistent with criteria approved by the Board; and (ii) recommending to the Board the director nominees for election or appointment to the Board of Directors.

II.   Committee Composition and Meetings
      ----------------------------------

      The Committee shall be comprised of three or more directors (including a chairperson) as appointed annually by the Board, each of whom shall be an independent director as defined by the Nasdaq Stock Market (the "Nasdaq") listing standards and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies, subject to the qualification requirements of this Charter.

III.  Committee Duties, Responsibilities and Process
      ----------------------------------------------

      The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions at the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of its jurisdiction of incorporation.

      The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

      The Committee shall have the following responsibilities:

      1. Recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board.

      2. Recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the Company's Articles or Certificate of Incorporation and Bylaws relating to the nomination or appointment of directors, based on the following criteria: business experience, education, integrity and reputation, independence, conflicts of interest, diversity, age, number of other directorships and commitments (including charitable obligations), tenure on the Board, attendance at Board and committee meetings, stock ownership, specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy) and a commitment to the Company's communities and shared values, as well as overall experience in the context of the needs of the Board as a whole.

      3. Review nominations submitted by stockholders, which have been addressed to the corporate secretary, and which comply with the requirements of the Articles or Certificate of Incorporation and the Bylaws. Nominations from stockholders will be considered and evaluated using the same criteria as all other nominations.

      4. Annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary.

      5. Perform any other duties or responsibilities expressly delegated to the Committee by the Board.

IV.   Investigations and Studies; Outside Advisers
      --------------------------------------------

      The Committee may conduct or authorize studies of or investigations into matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such counsel or other advisers as it deems necessary (which may, if the Committee deems it appropriate, be the Company's regular counsel or advisers). The Committee shall have the authority to retain or terminate one or more search firms to assist the Committee in carrying out its responsibilities, including authority to approve the firm's fees and retention terms, which fees shall be borne by the Company.

                                REVOCABLE PROXY
                        PENNFED FINANCIAL SERVICES, INC.

[X]PLEASE MARK VOTES
   AS IN THIS EXAMPLE

ANNUAL MEETING OF STOCKHOLDERS
      OCTOBER 27, 2004

      The undersigned hereby appoints the Board of Directors of PennFed Financial Services, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Company's Annual Meeting of Stockholders (the "Meeting"), to be held on Wednesday, October 27, 2004 at Mayfair Farms, located at 481 Eagle Rock Avenue, West Orange, New Jersey, at 10:00 a.m., local time, and at any and all adjournments or postponements thereof, as follows:

                                                               With-    For All
                                                       For      hold     Except
I. The election of the following directors for          [_]       [_]      [_]
   three-year terms:

   William C. Anderson
   Amadeu L. Carvalho


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


                                                          For   Against  Abstain
II. The ratification of the appointment of KPMG LLP as    [_]     [_]       [_]
    independent auditors for the Company for the fiscal year ending June 30, 2005.

      In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

      The Board of Directors recommends a vote "FOR" the election of the nominees named herein and "FOR" the ratification of the appointment of KPMG LLP.


      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED HEREIN AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY THE BOARD OF DIRECTORS IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                                                        ------------------------
Please be sure to sign and date                         Date
this Proxy in the box below.
--------------------------------------------------------------------------------



---Stockholder sign above---------------------Co-holder (if any) sign above-----



--------------------------------------------------------------------------------
Detach above card, sign, date and mail in postage-paid envelope provided.

                        PENNFED FINANCIAL SERVICES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

      This Proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than this Proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of this Proxy). If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The above signor(s) acknowledge(s) receipt from the Company, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2004.

      Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL
                THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE


IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------

----------------------------

----------------------------